Updated September 2, 2026 1stDibs Roadmap Review – September 2026

2 Updated September 2, 2026 Forward-Looking Statements and Non-GAAP Financial Information This presentation contains statements about 1stDibs.com, Inc.’s (the “Company”) future financial results, plans, and efforts to expand our market share that are “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks and uncertainties. Any statements contained in this presentation that are not statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans, objectives of management for future operations, long-term operating expenses, and expectations for capital requirements, may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “can,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “target,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. For a detailed discussion of certain risks that affect our business, refer to the section entitled “Risk Factors” in our 2025 Annual Report on Form 10-K, and in subsequent reports that we file with the SEC. This presentation should not be relied upon for the purpose of evaluating the performance of the Company or for any other purpose, and neither the Company nor any of its affiliates, directors, officers, partners, employees, agents or advisers nor any other person, shall be liable for any direct, indirect or consequential liability, loss or damages suffered by any person as a result of this presentation or their reliance on any statement, estimate, target, projection or forward-looking statements in or omission from this presentation and any such liability is expressly disclaimed. In all cases, interested parties should conduct their own investigation and analysis of the Company and the information contained herein. This presentation should not be considered as a recommendation by the Company or any affiliate or other person in relation to the Company, nor does it constitute an offer to sell or a solicitation for an offer to buy the securities, assets or business of the Company, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction or pursuant to an exemption therefrom. This presentation shall not form the basis of any contract. Any references to any future or proposed transaction are for illustrative purposes only and the terms of any such transaction, should it occur, may be materially different than the terms in this presentation. Forward-looking statements include, but are not limited to, statements about: our estimated market opportunity; our future financial performance and business model, including our expectations regarding our GMV, net revenue, cost of revenue, operating expenses, and our ability to achieve and maintain future profitability; our buyer and seller unit economics; our growth drivers and expectations as to future growth and our ability to manage growth; our key metrics; our cohort data; our strategies, plans, objectives, and goals; market demand for the products offered on our online marketplace and for online purchases of luxury design products generally; our ability to compete, scale our operations, attract and retain sellers and buyers, expand in our existing verticals and into adjacent verticals, increase our GMV and supply, expand our business within the U.S. and abroad, and launch additional business models; and economic and industry trends, projected growth, or trend analysis. This presentation is a high-level review of select 2026 roadmap initiatives. For additional context, please refer to our press release dated August 5, 2026 and filings with the SEC. The forward-looking statements in this presentation are subject to the risks and uncertainties discussed above.

Updated September 2, 2026 ● Building a Better Marketplace: 2026 Roadmap Development ● AI Search & Browse ● Personalization ● Tastemakers & Social Media Strategy ● Service ● Shipping Product Strategy & Roadmap

A Customer Problem-Driven Approach

STEP 1

Customer Research

Extensive buyer & seller research to surface unmet needs and friction points across the platform

- **Surveys**
- **Focus Groups**
- **UX Research**
- **Data Analysis**

→

STEP 2

Customer Problem Statements

Buyers can't find items they've seen in the real world — "I know it when I see it"

Buyers search naturally but get limited or inaccurate results

Buyers say our content feels stale and impersonal

Prospective buyers perceive 1stDibs as out of touch or elitist

Buyers confused by shipping costs and lack of upfront pricing

Basic service needs require too much friction to resolve

→

STEP 3

2026 Roadmap Projects

- AI Search & Browse
- Personalization
- Tastemakers
- Service
- Shipping

Note: Customer problem statements are a representative sample drawn from surveys, focus groups, and UX research conducted across buyer and seller cohorts. The five projects featured within represent a selection of our broader 2026 roadmap.

Updated September 2, 2026

Updated September 2, 2026 Building a Better Marketplace: 2026 Roadmap Pillars Discovery Eliminate the barriers to discovery so any buyer can find the perfect item on 1stDibs. Shipping Make shipping competitive, transparent, and seamless so it never stands between a buyer and a purchase. Trust Ensure every buyer has the confidence to transact — knowing the price is fair, the item is authentic, and the platform stands behind every purchase. Service Deliver an experience that deepens buyer and seller trust with every interaction.

A Two-Phase Approach to Product-Driven Growth

1H 2026

Build Technological Foundations & Capabilities

- **Image Search**
  Visual search launched on mobile web and desktop
- **ML User Profile Model**
  Foundational two-tower personalization model
- **ML Freight Quoting**
  Prequote coverage expanded to nearly 90% of listings
- **Customer Service AI Chatbot Pilot**
  Launched AI-powered service for buyers and sellers
- **Tastemakers Pilot**
  Piloted Ambassador program and revamped social content strategy

2H 2026 & Beyond

Deploy Capabilities Into the Buyer & Seller Experience

- **Semantic & Natural Language Search**
  Search that understands buyer intent, not just keywords
- **Personalized Buyer Experience & Marketing Campaigns**
  Personalized homepage and discovery surfaces across the platform
- **All-In Pricing**
  Full shipping transparency before checkout, eliminating friction
- **Service as a Competitive Differentiator**
  AI and an upgraded BPO partner free our in-house service team to focus on retention and high-value order support
- **Tastemakers at Scale**
  Scaling authentic creator content to drive brand awareness, audience expansion, and paid media efficiency

Updated September 2, 2026

Updated September 2, 2026 Discovery: AI Search & Browse

Updated September 2, 2026 ● Search is a critical entry point for high-intent buyer journeys. ● Buyers who search convert at nearly 4x the rate of buyers who don’t. ● Leading online marketplaces have shown that search is a core growth driver. ● Our search historically relied on exact keyword matching, requiring buyers to know industry terminology, limiting our reach. ● AI is shifting buyer search behavior toward conversational and image-first discovery. ● Search is underutilized at 1stDibs today, representing both a gap and a significant opportunity. Opportunity Challenges Search Opportunity & Challenges STRATEGIC PILLAR: Discovery AI Search & Browse

STRATEGIC PILLAR: *Discovery*

AI Search & Browse

Keyword Search Leaves Relevant Inventory Hidden

art deco sideboard



1930s Art Deco Sideboard in Walnut

Art, Deco, Sideboard

✅



1930s Streamline Moderne Sideboard

~~Art~~, ~~Deco~~, Sideboard

Missed Match: "Streamline Moderne" is semantically Art Deco but lacks keywords.

❌



1930s Art Deco Credenza

Art, Deco, ~~Sideboard~~

Vocabulary Gap: "Credenza" and "Sideboard" are functional synonyms.

❌

Updated September 2, 2026

Updated September 2, 2026 Shape curved serpentine STRATEGIC PILLAR: Discovery AI Metadata Enrichment Drove a 4% Improvement in Search Success AI Search & Browse Note: Search Success Rate Defined as the number of searches that result in at least 1 item click divided by the total number of searches. Color emerald green forest green Trend organic modernism biomorphic design collector piece LLM Output

Updated September 2, 2026 Control: “biomorphic sofa velvet” Variant: “biomorphic sofa velvet” STRATEGIC PILLAR: Discovery AI-Enriched Metadata Powering More Robust Search Results Before After AI Search & Browse

Updated September 2, 2026 Image Search: A New Way for Buyers to Find What They Love STRATEGIC PILLAR: Discovery For this search, they scrolled through 26 results and clicked on one Over a month, this new buyer conducted over 20 image searches User clicked this item That click led to a purchase AI Search & Browse

Updated September 2, 2026 The Next Unlock: Semantic & Natural Language Search STRATEGIC PILLAR: Discovery AI Search & Browse Semantic Understanding Leverage vector search and additional AI metadata to understand meaning beyond exact keywords. For example, buyers searching 'minimalist storage unit’ find 'mid century credenza'. Fuel adoption via contextual product marketing. Visual Search 2.0 Launch image search on our app and integrate with buyer’s existing visual inspiration, e.g. Pinterest Pins. Conversational Chat Add conversational search as an alternative discovery method. Buyers chat naturally with AI to get personalized recommendations, design advice, and inspiration. Sales agents will leverage as internal tools to help customers find the perfect item.

Updated September 2, 2026 Discovery: Personalization

Updated September 2, 2026 Personalization Opportunity & Challenges STRATEGIC PILLAR: Discovery ● A catalog of nearly 1.9 million one-of-a-kind items creates enormous potential: matching each buyer to inventory they may never have found on their own via deep, user-level understanding. ● Buyers who engage through search, favorites, and browsing generate rich signals that enable increasingly tailored recommendations. ● Historically, 1stDibs personalization was primarily explicit, surfacing items similar to what a buyer had already viewed, rather than reflecting genuine user-level understanding. ● Personalizing a one-of-a-kind catalog is complex. Unlike commoditized inventory, each item is unique, making traditional recommendation approaches more difficult. Opportunity Challenges Note: Listing count as of Q2 2026. Personalization

STRATEGIC PILLAR: *Discovery*

Personalization

We launched several personalization initiatives, our biggest being the foundational user profile model

Q1 2026

Personalized Collections MVP + Explicit Signal Integration

Behavioral data to drive recommendations at scale.
Began surfacing items based on prior search history and favorited items.

Q2 2026

User Profile Model

Highest-performing homepage recommendation

Building a persistent user embedding that captures long-term taste signals. This is the foundation that makes all future personalization more accurate.

In Progress

Expanding Reach, Refining Relevance

Refining models, expanding surfaces, improving relevance. This is now a continuous investment area, not a one-time build.

2027

Personalization Across Every Touchpoint

We aim to expand personalization beyond recommendations into marketing, browsing, and site experience, so every interaction reflects individual taste and preferences.


Arco Lounge Chair Teide Ochre
$8,690
Lorem Ipsum Dolor Sitem, 1960s
$20,690
Lake Doiran Wall Light 21
$4,560
Curated For You
Japanese Decor
$1,340
$2,690
$1,340
$2,690
View Full Collection
Save Collection

Updated September 2, 2026

Updated September 2, 2026 STRATEGIC PILLAR: Discovery A Foundational User Profile — Powering Personalization Across 1stDibs Personalization ● Country ● Favorited items ● PDP Pageviews ● Median Price Viewed ● Dwell time ● Checkout Abandon Rate ● User Preferred Category ● Opted into Push/Email User Tower ● Category ● Creator ● Item Location ● Listing Age ● Price ● PDP PVs in last 10 days ● Messages received for this item ● Clip Image Embeddings Item Tower

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Personalization Purvi Sophisticated, eclectic collector with refined taste in mid-century modern furniture, decorative objects, and curated vintage pieces across art, home décor, and design.

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Personalization Purvi Sophisticated, eclectic collector with refined taste in mid-century modern furniture, decorative objects, and curated vintage pieces across art, home décor, and design.

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Personalization Bradford Contemporary art collector with an edgy, conceptual eye. Drawn to bold pop art, graphic design, moody photography, and sculptural objects with a young, urban aesthetic.

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Personalization Bradford Contemporary art collector with an edgy, conceptual eye. Drawn to bold pop art, graphic design, moody photography, and sculptural objects with a young, urban aesthetic.

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Personalization Inspo slide for what end to end looks like -> fully personalized homepage, buyer experience nudges, email, push

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Personalization

Updated September 2, 2026 Tastemakers & Social Media Strategy Discovery:

STRATEGIC PILLAR: *Discovery*
Tastemakers & Social Media Strategy

Tastemakers Opportunity & Challenges

Opportunity

- By partnering with influencers whose audiences match our buyer profile, we authentically expand reach.
- Sharing Tastemaker content on our social channels will generate higher engagement rates, amplifying our organic presence beyond our existing following.
- Integrating ambassador video into our paid campaigns will lower cost per impression, expand reach, and improve overall media efficiency.

Challenges

- 1stDibs brand awareness is limited outside our core audience, and reaching new audiences through traditional paid channels is costly.
- Traditional video content is costly to produce at scale, constraining the volume and variety of our creative output.
- Content quality varies across ambassadors, requiring ongoing curation to identify top performers and maintain brand standards.

Updated September 2, 2026

STRATEGIC PILLAR: *Discovery*
Tastemakers & Social Media Strategy

This year we're transforming our social media program by embracing the voices in our design community to bring narrative storytelling to life through lo-fi, user generated video. In Q2 this shift was accelerated by launching 1stDibs Tastemakers


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Early results are promising: In Q2 2026, we hit 1M Instagram followers, tripled video views QoQ, and grew our engagement rate

Updated September 2, 2026

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Tastemakers & Social Media Strategy A key component of this strategy is launching 1stDibs Tastemakers: Turning our greatest asset — our community of design lovers and experts — into a discovery and growth engine Video at Scale Audience Expansion Purchase Consideration ● Highly Cost-Effective ● The Lo-Fi Engine ● Creative Variety ● Tastemaker Networks ● Paid Prospecting ● Strategic Messaging ● Full-Funnel Remarketing

Updated September 2, 2026 STRATEGIC PILLAR: Discovery We completed our pilot in May and relaunched the wider program on a dedicated ambassador platform to scale Tastemakers and content Tastemakers & Social Media Strategy

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Tastemakers & Social Media Strategy Since our June launch, over 50 Tastemakers have joined the program spanning Interior Designers, Design Enthusiasts, and Creators – nearly 3x the initial pilot

Updated September 2, 2026 STRATEGIC PILLAR: Discovery Tastemakers & Social Media Strategy We’re seeing early success with audience expansion, particularly when leveraging “collaboration posts” with our Tastemakers Top posts achieving up to 4x our average reach Collaboration posts have had 2-3x our average engagement rate

STRATEGIC PILLAR: *Discovery*
Tastemakers & Social Media Strategy

We are already using Tastemaker prompts to create content with key strategic campaign messages for both organic and paid social channels


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Do you see that stained glass detailing?


Midcentury Retreat

Greater video volume unlocks paid media efficiency. Tripling Tastemaker output in Q2 expanded our video testing pool, allowing us to identify winning creative faster and driving improvements in both click-through rate and traffic.

Updated September 2, 2026

Updated September 2, 2026 Our long term vision is a flywheel where authentic content drives community engagement, fueling high-quality new Tastemaker applications, and ensuring a constant pipeline of fresh, diverse content to leverage across the funnel email with video i -- trust marketing angle in it Authentic Content Community Engagement High-Quality Applicants STRATEGIC PILLAR: Discovery Tastemakers & Social Media Strategy

Updated September 2, 2026 Service

Updated September 2, 2026 Service Opportunity & Challenges STRATEGIC PILLAR: Service ● Due to the unique nature of the items on our platform, we have a high contact-to-order ratio – this is an opportunity for us to deliver great experiences and drive retention. ● AI is dramatically changing the customer support experience, freeing up resources to better support customers proactively. ● Transactions on our platform are more complex than typical e-commerce. ● Because our orders are so high touch, it is difficult to deliver the level of support our customers require at the scale of our marketplace. Opportunity Challenges

Updated September 2, 2026 1stDibs sits at a truly unique intersection of industries: We have a vast inventory. We have an extremely high AOV. We regularly ship large, fragile, bulky, and valuable goods across borders and oceans. Our support model will shift to reflect the needs of the buyers, sellers, and goods that we sell. <$200 Average Order Value $2,850 Average Order Value Shifting Support to Match High-Value Complexity & Drive Retention STRATEGIC PILLAR: Service Typical Online Marketplaces Note: 1stDibs AOV as of Q2 2026. $145,000 Chandelier Set – Each over 8 feet tall and 5 feet wide, had to be disassembled and reassembled $64,000 Sculpture – Weighing over 1,400 pounds and requiring a small crane and forklift to offload

Updated September 2, 2026 Since launch in June, Resolution Rate for inbound chat has increased from 14% to 25% by late August. Phase 1 & 2 – Launched AI Customer Service Agent & Upgrading BPO STRATEGIC PILLAR: Service In June, we launched our AI Customer Service Agent. We plan to scale the problems AI can solve and the channels it can serve through the rest of the year and into 2027. We began migrating to a new BPO partner that can provide Phone Support and 24/7 Coverage. We have three primary objectives we wish to solve with our partner: Increase volume of support Increase quality of support Unlock phone support at lower cost Note: BPO denotes Business Process Outsourcing, in this case, third-party customer service. Resolution Rate is defined as the percentage of inbound inquiries fully resolved by the AI agent without human handoff.

Updated September 2, 2026 AI and a best-in-class BPO partner free our in-house team to focus on what drives the most value: retention and high-value order support Phase 3 – Customer Service as a Differentiator: Delivering Retention & Growth via our In-House Team STRATEGIC PILLAR: Service Proactive Order Monitoring & Management We plan to evolve from inbound support model to a proactive support model when we detect an issue. At our price point, delivering confidence and addressing problems proactively can be a key differentiator. AI-Driven Efficiency Enables In-House Sales Concierge We hypothesize that combining the capabilities of AI, our vast inventory, and our in-house team that understands how to facilitate complex transactions, we will be able to leverage our team to drive incremental sales.

Updated September 2, 2026 STRATEGIC PILLAR Shipping Shipping

Updated September 2, 2026 Shipping Opportunity & Challenges STRATEGIC PILLAR: Shipping ● Reduce shipping costs to remove a leading driver of checkout abandonment. ● Transparent delivery timelines set clear expectations upfront, reducing friction and buyer uncertainty. ● Real-time tracking on every order delivers the post-purchase visibility buyers expect on high-value transactions, encouraging repeat orders. ● Shipping costs block conversion. Fees that represent a significant share of item value drive purchase abandonment. ● Unclear delivery timelines undermine buyer confidence. Without reliable estimates, buyers hesitate on considered purchases. ● Post-purchase tracking is limited. For high-value orders, the lack of real-time updates undermines buyer confidence. Opportunity Challenges

STRATEGIC PILLAR: *Shipping*

Three Pillar Shipping Strategy

1

Competitive Pricing

Eliminate sticker shock

We aim to reduce shipping quotes by up to 30% to bring 1stDibs-managed rates in-line with the market.

Benefit: Lower, accurate quotes reduce cart abandonment and increase conversion.

2

On-Time Shipping

Faster, more reliable shipping

Targeting over 85% on-time shipping. Sellers who consistently meet delivery standards gain standing recognition and faster payouts.

Benefit: Consistent on-time delivery turns a transaction into a trusted experience, deepening buyer confidence in the platform.

3

Valid Tracking

Every shipment, tracked

Our goal is to have every shipment include valid tracking, whether Sellers use 1stDibs or their own carrier — giving buyers end-to-end visibility.

Benefit: End-to-end shipment visibility reassures buyers after checkout, reducing support contacts and strengthening trust in 1stDibs.

Updated September 2, 2026

STRATEGIC PILLAR: *Shipping*

Competitive & Transparent Pricing

What have we launched?

- USPS Rates: 30-50% off; for parcel items under 20 lbs.
- ML Freight Quotes: Increased prequote coverage by approximately 10 ppts to nearly 90%
- Estimated Duties: All-in intl. pricing on PDP & checkout
- Parcel Surcharge Enhancements
  - Reduced parcel rates by up to 8%

What is upcoming?

- Enable additional postal carriers (DPD UK and CanadaPost)
  - Targeting 70-80% discount for UK and Canada shipments
- "Bill for Actuals" MVP
  - Targeting 10-30% discount on parcel shipments


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Note: A prequote is an item that gets published to the marketplace with a shipping quote attached to the item. This can either be a calculated quote (1stDibs generated quote) or flat-rate quote (seller generated quote). Items featuring prequotes have a higher conversion rate compared to those without.

Updated September 2, 2026

Updated September 2, 2026 STRATEGIC PILLAR: Shipping On-Time Shipping & Handling Current Future What is upcoming? ● “Ship-to-Earn” MVP (H2 2026) ○ Seller payouts gated on valid tracking or proof of delivery ● Review and reduce handling times where applicable (H1 2027) >85% ON-TIME SHIPPING (OTS) RATE Platform-wide OTS target

STRATEGIC PILLAR: *Shipping*

Valid Tracking on Every Shipment

☑ What have we launched?

- Tracking via EasyPost (Launched Q2 2026)
  - **All parcel shipments** tracked via EasyPost. Integration expected to significantly expand our carrier coverage over time
  - **Freight carrier tracking** via EasyPost — buyers track large items end-to-end

What is upcoming?

- Vendor Pilot (H2 2026)
  - Expand freight tracking coverage

>95% TARGET TRACKING COVERAGE

Note: 26% of orders still lack delivery data — driving the Q3 tracking mandate


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Updated September 2, 2026

Updated September 2, 2026 Tha nk You ! Thank You!